UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2013 (October 31, 2013)

HKN, INC.

(Exact Name of registrant as specified in its charter)

Delaware	1-10262	95-2841597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 State Street, Suite 200 Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (817) 424-2424

Former Name or Former Address, if Changed Since Last Report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 10, 2013, HKN, Inc. (“HKN”) filed an information statement with the Securities and Exchange Commission and furnished it to holders of record of its 401,941 outstanding shares of Common Stock as of October 1, 2013.

Pursuant to a written consent in lieu of an annual meeting, a consenting stockholder group holding 264,325 or 66% or the outstanding shares of our common stock, approved the re-election of the following five directors, to serve until their successors are duly elected and qualified:

Nominee
Michael M. Ameen, Jr.
Mikel D. Faulkner
Dr. J. William Petty
Alan G. Quasha
H. A. Smith

The consent became effective on October 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2013	HKN, Inc.

	By:	/s/ Sarah B. Gasch
Sarah B. Gasch
Executive Vice President and CFO

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